UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                             FORM 8-K
                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report: January 8, 1999

                     NPC INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)

    Kansas                       1-13007            48-0817298
(State of incorporation)      (Commission         (IRS Employer
                            Identification      Identification No.)
                                 Number)

     720 West 20th Street          Pittsburg, Kansas    66762
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (316) 231-3390


Item 5.  OTHER EVENTS

     The press release filed with this report as Exhibit 99-A is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.



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     (c)  Exhibits

          The exhibits set forth on the Index to Exhibits on page
          3 are incorporated herein by reference.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NPC INTERNATIONAL, INC.


Date: January 8, 1999                   By /s/ Troy D.  Cook
                                        Troy D. Cook
                                        Vice President Finance
                                        Chief Financial Officer
                                        Principal Financial Officer


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                        INDEX TO EXHIBITS


                                                       PAGE NO.
EXHIBIT                                                IN THIS
  NO.          DESCRIPTION                             FILING

99-A           Press Release of Registrant dated
               January 7, 1999                            4